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                                                                    Exhibit 10.6

                                   PICIS, INC.
                             2000 STOCK OPTION PLAN
                 (AMENDED AND RESTATED EFFECTIVE JUNE 27, 2006)

     1. OBJECTIVES. The PICIS, Inc. 2000 Stock Option Plan is designed to attract and retain certain selected officers, key employees, non-employee directors and consultants whose skills and talents are important to the Company's operations, and reward them for making major contributions to the success of the Company. These objectives are accomplished by making awards under the Plan, thereby providing Participants with a proprietary interest in the growth and performance of the Company.

     2. DEFINITIONS.

            (a) "Award" shall mean the grant of a Stock Option to a Plan Participant pursuant to such terms, conditions, performance requirements, and limitations as the Committee may establish in order to fulfill the objectives of the Plan.

            (b) "Award Agreement" shall mean an agreement between PICIS, Inc. and a Participant that sets forth the terms, conditions, performance requirements, and limitations applicable to an Award.

            (c) "Board" shall mean the Board of Directors of PICIS, Inc.

            (d) "Cause shall mean, with respect to any Participant, one of the following:

                     (i) Cause shall have the meaning assigned to such term in an employment agreement in effect between the Company and a Participant; or

                     (ii) If 2(d)(i), above, is not applicable, Cause shall have the meaning assigned to that term under any statute which governs a Participant's employment with the Company; or

                     (iii) If neither 2(d)(i) nor 2(d)(ii), above, are
            applicable, Cause shall mean termination of a Participant's employment with the Company or service as a director for (a) any failure of the Participant to substantially perform his duties with the Company (other than by reason of illness) which occurs after the Company has delivered to the Participant a demand for performance which specifically identifies the manner in which the Company believes the Participant has failed to perform his duties, and the Participant fails to resume performance of his duties on a continuous basis within 14 days after receiving such demand, (b) the commission by the Participant of any act of dishonesty or disloyalty involving the Company or its business, or (c) the conviction of the Participant of a felony or misdemeanor which, in the reasonable judgment of the Committee, is

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            substantially related to the employee's position with the Company or substantially impairs the Participant's ability to perform his duties with the Company.

            (e) "Change in Control" shall mean any of the following events:

                     (i) the acquisition by an individual, entity or group (within the meaning of Section 13(d)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")), (a "Person"), after the date hereof, of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 35% or more of either
            (a) the then outstanding shares of common stock of PICIS, Inc. (the "Outstanding Company Common Stock") plus the then outstanding shares of preferred stock of PICIS, Inc., on an as converted basis or (b) the combined voting power of the then outstanding voting securities of PICIS, Inc. entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities"); provided, however, that for purposes of this subsection (i), the following acquisitions shall not constitute a Change of Control: (a) any acquisition directly from PICIS, Inc., (b) any acquisition by the Company, (c) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company, or (d) any acquisition by any corporation pursuant to a transaction which complies with clauses (a), (b) and (c) of subsection (iii) of this
            Section 2(e); and provided, further, that for purposes of this subsection and subsection (iii), below, none of the stockholders of PICIS, Inc., and/or any person who becomes a stockholder of PICIS, Inc. in the private placement being conducted by PICIS, Inc., concurrently herewith shall be aggregated and treated as members of a group constituting a single "Person"; or

                     (ii) individuals who, as of the date hereof, constitute the
            Board (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by PICIS, Inc.'s shareholders, was approved by a vote of at least a majority of the directors then constituting the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a person other than the Board; or

                     (iii) consummation of a reorganization, merger or
            consolidation or sale or other disposition of all or substantially all of the assets of the Company for which approval of the shareholders of PICIS, Inc. is required (a "Business Combination"), in each case, unless, immediately following such Business Combination, (a) all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such Business

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            Combination beneficially own, directly or indirectly, more than 60%
            of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Business Combination (including, without limitation, a corporation which as a result of such transaction owns PICIS, Inc. or all or substantially all of the Company's assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Business Combination of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be, (b) no Person (excluding any employee benefit plan (or related trust) of the Company or such corporation resulting from such Business Combination) beneficially owns, directly or indirectly, 35% or more of, respectively, the then outstanding common stock of the corporation resulting from such Business Combination or the combined voting power of the then outstanding voting securities of such corporation except to the extent that such ownership existed prior to the Business Combination and (c) at least a majority of the members of the Board of Directors of the corporation resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Combination; or

                     (iv) approval by the shareholders of PICIS, Inc. of a
            complete liquidation or dissolution of PICIS, Inc.

     Notwithstanding the foregoing, in no event will an initial public offering of the stock of the Company constitute a Change in Control.

            (f) "Common Stock" shall mean the authorized and issued or unissued $.01 par value common stock of PICIS, Inc.

            (g) "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

            (h) "Committee" shall mean the compensation committee of the Board which shall be comprised of at least two non-employee directors or, if there is no such committee, the Board.

            (i) "Company" shall mean PICIS, Inc. and its subsidiaries including subsidiaries of subsidiaries and partnerships and other business ventures in which PICIS, Inc. has a significant equity interest, as determined in the sole discretion of the Committee.

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            (j) "Fair Market Value" shall mean, as of any date, the value of
     Common Stock determined as follows:

                     (i) If the Common Stock is listed on any established stock exchange or national market system, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system for the last market trading day prior to the time of determination, as reported in THE WALL STREET JOURNAL or such other source as the Committee deems reliable.

                     (ii) If the Common Stock is regularly quoted by a
            recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean between the high bid and low asked prices for the Common Stock on the last market trading day prior to the day of determination; or

                     (iii) In the absence of an established market for the
            Common Stock, the Fair Market Value thereof shall be determined in good faith by the Committee, with the Committee's determination being binding on the Company and the Participants for all purposes.

            (k) "Participant" shall mean a current or prospective employee, non-employee director, consultant or other person who provides services to the Company to whom an Award has been made under the Plan.

            (l) "Plan" shall mean the PICIS, Inc. 2000 Stock Option Plan.

            (m) "Retirement" shall mean termination of employment with the Company or service as a member of the Board on or after the attainment of age 65 or such other time as the Committee shall provide.

            (n) "Stock Option" shall mean a grant of a right to purchase a specified number of shares of Common Stock, the purchase price of which shall be determined by the Committee. A stock option may be in the form of a nonqualified stock option or an incentive stock option ("ISO"). A nonqualified stock option is an option that does not meet the criteria of an ISO. An ISO, in addition to being subject to applicable terms, conditions and limitations established by the Committee, complies with
     Section 422 of the Code which, among other limitations, provides that the aggregate Fair Market Value (determined at the time the option is granted) of Common Stock for which ISOs are exercisable for the first time by a Participant during any calendar year shall not exceed $100,000; that ISOs shall be priced at not less than 100% of the Fair Market Value on the date of the grant (110% in the case of a Participant who is a 10% shareholder of the Company within the meaning of Section 422 of the Code); and that ISOs shall be exercisable for a period of not more than ten years (five years in the case of a Participant who is a 10% shareholder of the Company).

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     3. ELIGIBILITY. Current and prospective employees, non-employee directors, consultants or other persons who provide services to the Company eligible for an Award under the Plan are those who hold, or will hold, positions of responsibility and whose performance, in the judgment of the Committee or the management of the Company (if such responsibility is delegated pursuant to Section 6 hereof), can have a significant effect on the success of the Company. However, incentive stock options within the meaning of Section 422 of the Code may only be issued to employees of the Company and its subsidiary corporations within the meaning of Section 424(f) of the Code.

     4. COMMON STOCK AVAILABLE FOR AWARDS. Subject to adjustment as provided in Section 14 hereof, the number of shares that may be issued under the Plan for Awards during the term of the Plan is 3,731,300 shares of Common Stock, all of which may be in the form of incentive stock options. Any shares subject to an Award which are used, with the Company's consent, in settlement of tax withholding obligations shall be deemed not to have been issued for purposes of determining the maximum number of shares available for issuance under the Plan. Likewise, if any Stock Option is exercised by tendering shares, either actually or by attestation, to the Company as full or partial payment for such exercise under this Plan, only the number of shares issued net of the shares tendered shall be deemed issued for purposes of determining the maximum number of shares available for issuance under the Plan. No individual shall be eligible to receive Awards aggregating more than 300,000 shares of Common Stock reserved under the Plan in any one calendar year, subject to adjustment as provided in
Section 13 hereof.

     5. ADMINISTRATION. The Plan shall be administered by the Committee, which shall have full and exclusive power to interpret the Plan, to determine which current and prospective employees, non-employee directors and consultants are Plan Participants, to grant waivers of Award restrictions, to determine the provisions of Award Agreements and to adopt such rules, regulations and guidelines for carrying out the Plan as it may deem necessary or proper, all of which powers shall be executed in the best interests of the Company and in keeping with the objectives of the Plan. All decisions of the Committee shall be final, conclusive and binding on all persons, including the Company, Participants, and their estates and beneficiaries.

     6. DELEGATION OF AUTHORITY. Except to the extent prohibited by applicable law or the applicable rules of a stock exchange, the Committee may delegate to the chief executive officer and to other senior officers of the Company its duties under the Plan pursuant to such conditions or limitations as the Committee may establish. Any such delegation may be revoked by the Committee at any time.

     7. AWARDS. The Committee shall set forth in the related Award Agreement the terms, conditions, and limitations applicable to each Award including, but not limited to, continuous service with the Company, and conditions under which acceleration of vesting will occur.

     8. STOCK OPTION EXERCISE. The price at which shares of Common Stock may be purchased under a Stock Option shall be paid in full at the time of the exercise in cash or by any other means permitted by the Committee, including by means of tendering shares of Common Stock, which have been held by the Participant for more than six months and have not been used

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within the prior six-month period to exercise an option, either directly or by attestation, valued at Fair Market Value on the date of exercise, or any combination thereof.

     9. TAX WITHHOLDING. The Company may defer making delivery with respect to Common Stock obtained pursuant to the exercise of an Award hereunder until the Participant has paid to the Company an amount equal to any income or employment tax withholding amounts imposed on current or former employees as a result of the exercise of the Award. If the Committee allows Common Stock to be used to satisfy any such tax withholding obligations, such stock shall be valued based on the Fair Market Value when the tax withholding is required to be made.

     10. AMENDMENT OR TERMINATION OF THE PLAN. The Board may, at any time, amend or terminate the Plan; provided, however, that

            (a) subject to Section 13 hereof, no amendment or termination may, in the absence of written consent to the change by the affected Participant (or, if the Participant is not then living, the affected beneficiary), adversely affect the rights of any Participant or beneficiary under any Award granted under the Plan prior to the date such amendment is adopted by the Board; and

            (b) without further approval of the shareholders of the Company, no amendment shall increase the number of shares of Common Stock which may be delivered pursuant to Awards hereunder, except for increases resulting from
     Section 13 hereof.

     11. TERMINATION OF SERVICE. If the employment of a Participant terminates, or a non-employee director no longer serves on the Board, all unvested Awards shall immediately terminate and all vested but unexercised, deferred or unpaid Awards shall terminate 90 days after such termination of employment or service, except as provided in paragraphs 11 (a) and (b), below, and during such 90-day period shall be exercisable only to the extent provided in the Award Agreement. Notwithstanding the foregoing, the Committee may provide in an Award Agreement that if a Participant's employment is terminated for Cause, to the extent the Award is not effectively exercised or has not vested prior to such termination, it shall lapse or be forfeited to the Company immediately upon termination. In all events, an Award will not be exercisable after the end of its term as set forth in the Award Agreement.

            (a) RETIREMENT. When a Participant's employment or service terminates as a result of Retirement, or early retirement with the consent of the Committee, the Committee (in the form of an Award Agreement or otherwise) may permit Awards to continue in effect beyond the date of Retirement, or early retirement, and/or the exercisability and vesting of any Award may be accelerated.

            (b) DEATH OR DISABILITY OF A PARTICIPANT.

                     (i) In the event of a Participant's death, the Participant's estate or beneficiaries shall have a period of six (6) months (unless otherwise specified in his Award Agreement) within which to exercise any outstanding Award held by

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            the Participant under such terms, and to the extent, as may be specified in the applicable Award Agreement. Rights to any such outstanding Awards shall pass by will or the laws of descent and distribution. Subject to subparagraph (iii) below, Awards so passing shall be exercised at such times and in such manner as if the Participant were living.

                     (ii) In the event a Participant is deemed by the Company to have suffered a long-term disability within the meaning of the long-term disability coverage which the Company provides to its employees, or if there is no such coverage, a total and permanent disability (a "Disability"), the Award shall be exercisable pursuant to the terms of the applicable Award Agreement and for a period of six (6) months (unless otherwise specified in his Award Agreement). Awards may be exercised by the Participant, if legally competent, or a legally designated guardian or representative if the Participant is legally incompetent by virtue of such Disability.

                     (iii) After the death or Disability of a Participant, the
            Committee may in its sole discretion at any time (1) terminate restrictions in Award Agreements and (2) accelerate any or all installments and rights.

                     (iv) In the event of uncertainty as to interpretation of or controversies concerning this paragraph (b) of Section 11, the Committee's determinations shall be binding and conclusive.

            (c) NO EMPLOYMENT RIGHTS. The Plan shall not confer upon any Participant any right with respect to continuation of employment by the Company or service on the Board, nor shall it interfere in any way with the right of the Company to terminate any Participant's employment or service on the Board at any time.

     12. NONASSIGNABILITY. Except as provided in subsection (b) of Section 11 and this Section 12, no Award under the Plan shall be assignable or transferable, or exercisable by anyone other than the Participant to whom it was granted. Notwithstanding the foregoing, the Committee (in the form of an Award Agreement or otherwise) may permit Awards, other than incentive stock options within the meaning of Section 422 of the Code, to be transferred to members of the Participant's immediate family, to trusts for the benefit of the Participant and/or such immediate family members, and to partnerships or other entities in which the Participant and/or such immediate family members own all the equity interests. For purposes of the preceding sentence, "immediate family" shall mean a Participant's spouse, issue, and spouses of his issue.

     13. ADJUSTMENTS. In the event of any change in the outstanding Common Stock of the Company by reason of a stock split, stock dividend, combination or reclassification of shares, recapitalization, merger, or similar event, the Committee may adjust proportionally (a) the number of shares of Common Stock (i) reserved under the Plan, (ii) for which Awards may be granted to an individual Participant, and (iii) covered by outstanding Awards; (b) the stock prices

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related to outstanding Awards; and (c) the appropriate Fair Market Value and other price determinations for such Awards. In the event of any other change affecting the Common Stock or any distribution (other than normal cash dividends) to holders of Common Stock, such adjustments as may be deemed equitable by the Committee, including adjustments to avoid fractional shares, shall be made to give proper effect to such event. In the event of a corporate merger, consolidation, acquisition of property or stock, separation, reorganization or liquidation, the Committee shall be authorized to issue or assume Stock Options, whether or not in a transaction to which Section 424(a) of the Code applies, by means of substitution of new Stock Options for previously issued Stock Options or an assumption of previously issued Stock Options.

     14. NOTICE. Any notice to the Company required by any of the provisions of the Plan shall be addressed to the director of finance of the Company in writing, and shall become effective when it is received by his office.

     15. GOVERNING LAW. The Plan and all determinations made and actions taken pursuant hereto shall be governed by the laws of the State of Delaware, without giving effect to principles of conflicts of laws, and construed accordingly.

     16. EFFECTIVE AND TERMINATION DATES. The effective date of the Plan is June 9, 2000. The Plan shall terminate on June 8, 2010 subject to earlier termination by the Board pursuant to Section 10, after which no Awards may be made under the Plan, but any such termination shall not affect Awards then outstanding or the authority of the Committee to continue to administer the Plan.

     17. OTHER BENEFIT AND COMPENSATION PROGRAMS. Payments and other benefits received by a Participant pursuant to an Award shall not be deemed a part of such Participant's regular, recurring compensation for purposes of the termination, indemnity or severance pay law of any country and shall not be included in, nor have any effect on, the determination of benefits under any other employee benefit plan, contract or similar arrangement, unless the Committee expressly determines otherwise.

     18. DISSOLUTION OR LIQUIDATION OF THE COMPANY. Should dissolution or liquidation of the Company be envisaged, the Committee shall be entitled, at its sole discretion, to authorize all Participants to exercise their Awards within a period which it shall determine, exempting them from the provisions of their Award Agreements pertaining to the exercise period of the Awards. All Awards not exercised during such period shall lapse upon the expiration of such period. In the absence of such authorization, any unvested Awards shall lapse upon the occurrence of the dissolution or liquidation.

     19. MERGER, SPLIT-UP OR TRANSFER OF ASSETS OF THE COMPANY. In the event of a merger or a split-up of the Company, or the sale of substantially all the assets of the Company, the acquiring or transferee company, or one of its affiliates, shall replace the Company as regards its obligations vis a vis the Participants. In relation thereto, depending on the circumstances, it may be provided that:

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            (a) either the Awards will be exercisable for shares of the acquiring or transferee company, in which case the number and price of shares governed by the Awards shall be calculated on the basis of the exchange ratio applicable to the transaction.

            (b) or that each Award will be replaced by the acquiring or transferee company with an equivalent right. A right shall be deemed to be equivalent if it entitles its holder to the same compensation, regardless of the form thereof (shares, cash or otherwise), as that received by holders of Common Stock, it being specified that once the shareholders of the Company have been offered a choice of more than one form of compensation, the compensation to which the Participants shall be entitled shall be that which as been chosen by the holders of the majority of existing shares of Common Stock of the Company.

     However, as an alternative to the above-mentioned substitution of the acquiring or transferee company for the Company, the Committee shall be entitled to accelerate the vesting of all unvested Awards. In this case, the Committee shall inform the Participants in writing that all of their Awards may be exercised within a period of fifteen (15) days from the date of said notice and that Awards not exercised within said period shall lapse.

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                                   APPENDIX A

                  PROVISIONS APPLICABLE TO CALIFORNIA RESIDENTS

Notwithstanding anything in the Plan or any Award Agreement to the contrary, the following provisions shall apply to any Award granted under the Plan to a resident of the State of California made prior to a public offering of capital stock of the Company that is effected pursuant to a registration statement filed with, and declared effective by, the Securities and Exchange Commission under the Securities Act of 1933, as amended, and only to the extent required by applicable law and, in the event of any conflict or inconsistency between the following provisions and the provisions otherwise appearing in the Plan, the following provisions shall control, solely with respect to Stock Options or other awards granted under the Plan to residents of the State of California:

1. At no time shall the total number of shares of Company stock issuable upon exercise of all outstanding Stock Options granted pursuant to this Plan and the total number of shares provided for under any bonus or similar plan or agreement of the Company exceed the limitations set forth in Rule
     260.140.45 promulgated under the California Code, based on the number of shares of the Company which are outstanding at the time the calculation is made.

2. The exercise price of a Stock Option granted to a California resident may not be less than 85% of the "fair value" (as defined by Rule 260.140.50 promulgated under the California Code) of the Company's Common Stock at the time the Stock Option is granted (or 110% of the "fair value" in the case of any person who owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or its parent or subsidiary corporations at the time of such grant).

3. The exercise period of a Stock Option granted to a California resident shall be no longer than 120 months from the date the Stock Option is granted.

4. The number of securities purchasable and the exercise price thereof under the Stock Options will be adjusted proportionately in the event of a stock split, reverse stock split, stock dividend, recapitalization, combination, reclassification or other distribution of the Company's equity securities without receipt of consideration by the Company, of or on the Company's class or series of securities underlying the Stock Option.

5. A Stock Option granted to a California resident shall not be transferable, other than by will or the laws of descent and distribution, or as permitted by Rule 701 of the Securities Act of 1933, as amended.

6. A Stock Option granted to a California resident shall become exercisable at the rate of at least 20% per year over 5 years from the date the Stock Option is granted, subject to reasonable conditions such as continued employment. However, in the case of a Stock Option granted to a California resident who is an officer, director, or consultant of the

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     Company or any of its affiliates, the Stock Option may become fully exercisable, subject to reasonable conditions such as continued employment, at any time or during any period established by the Company.

7. Unless employment is terminated for cause as defined by applicable law, the terms of the Plan or Award Agreement or a contract of employment, the right to exercise a Stock Option granted to a California resident in the event of termination of such Participant's employment (to the extent that such Participant is otherwise entitled to exercise on the date of termination of employment) shall terminate as follows:

        (a) At least 6 months from the date of termination if termination was caused by death or disability; or

        (b) At least 30 days from the date of termination if termination was caused by an event other than death or disability.

8. The Plan shall terminate on the earlier of ten years after the date the Plan is adopted or the date the Plan is approved by the shareholders of the Company

9. The Plan shall be available to California residents only if the shareholders of the Company approve the Plan within 12 months before or after the date the Plan is adopted. Any Stock Option exercised by a California resident before such stockholder approval is obtained shall be rescinded if such stockholder approval is not subsequently obtained and such shares shall not be counted in determining whether the required stockholder approval is obtained.

10. Each California resident participating in the Plan will be provided with a copy of the Company's annual financial statements (which need not be audited) in accordance with Section 260.140.46 of Title 10 of the California Code of Regulations. The Company shall not be required to provide such statements to key employees whose duties with the Company assure access to equivalent information.

11. The Company will comply with Section 260.140.1 of Title 10 of the California Code of Regulations with respect to the voting rights of Common Stock and similar equity securities.

12. At the discretion of the Committee, the Company may reserve to itself and/or its assignee(s) in the Award Agreement a right to repurchase securities held by an Award recipient upon such Award recipient's termination of employment at any time within 90 days after such Award recipient's termination date (or in the case of securities issued upon exercise of a Stock Option after the termination date, within 90 days after the date of such exercise) for cash or cancellation of purchase money indebtedness, at:

        (a) no less than the Fair Market Value of such securities as of the date of the Award recipient's termination of employment, PROVIDED, that such right to repurchase securities terminates when the Company's securities have become publicly traded; or

        (b) the Award recipient's original purchase price, PROVIDED, that such right to repurchase securities at the original purchase price lapses at the rate of at least 20% of the securities

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        per year over 5 years from the date the Stock Option is granted (without respect to the date the Stock Option was exercised or became exercisable).

        The securities held by an officer, director, manager or consultant of the Company or an affiliate may be subject to additional or greater restrictions.

13. The Plan is intended to comply with Section 25102(o) of the California Corporations Code. Any provision of this Plan which is inconsistent with
     Section 25102(o), including without limitation any provision of this Plan that is more restrictive than would be permitted by Section 25102(o) as amended from time to time, shall, without further act or amendment by the Board, be reformed to comply with the provisions of Section 25102(o). If at any time the Committee determines that the delivery of Common Stock under the Plan is or may be unlawful under the laws of any applicable jurisdiction, or federal or state securities laws, the right to exercise a Stock Option or receive shares of Common Stock pursuant to a Stock Option shall be suspended until the Committee determines that such delivery is lawful. The Company shall have no obligation to effect any registration or qualification of the Common Stock under federal or state laws.

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                                  AMENDMENT TO

                             2000 STOCK OPTION PLAN

                                       OF

                                   PICIS, INC.

A. The Picis, Inc. 2000 Stock Option Plan is hereby amended as follows:

     1. Section 2(j) is hereby amended by deleting said section in its entirety and substituting the following in lieu thereof:

          "(j) 'Fair Market Value' shall mean, as of any date, the value of Common Stock determined as follows:

               (i) If the Common Stock is listed on any established stock exchange or national market system, Fair Market Value shall be the closing sales price for such stock as quoted on such exchange or system for such date, as reported in The Wall Street Journal or such other source as the Committee deems reliable. If there are no market quotations for the Common Stock for such date, the determination shall be made by reference to the last date preceding such date for which there are market quotations.

               (ii) If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, Fair Market Value shall be the mean between the high bid and low asked prices for the Common Stock on such date. If there are no bids or asked prices for the Common Stock such date, the determination shall be made by reference to the last date preceding such date for which there are bid and asked prices.

               (iii) In the absence of an established market for the Common
                     Stock, the Fair Market Value thereof shall be determined in good faith by the Committee, with the Committee's determination being binding on the Company and the Participants for all purposes."

     2. Section 8 is hereby amended by deleting said Section in its entirety and substituting the following in lieu thereof:

          "8 Stock Option Exercise. The price at which shares of Common Stock may be purchased under a Stock Option shall be paid in full at the time of exercise in case or by any other means permitted by the Committee, including by means of tendering shares of Common Stock owned by the Participant outright, either directly or by attestation, valued at Fair Market Value on the date of exercise, or any combination thereof."

     3. Section 9 is hereby amended by adding the following at the end thereof:

          "Any withholding in the form of Common Stock shall not exceed the minimum required tax withholding amount."

     4. Section 13 is hereby amended by deleting the first two sentences thereof and substituting the following in lieu thereof:

          "In the event of any change in the outstanding Common Stock of the Company by reason of stock split, stock dividend, combination of reclassification of shares, recapitalization, merger or similar event, or in the event of any distribution of cash or other property to the shareholders (other than a regular cash dividend), the Committee shall adjust in an equitable and proportionate manner (a) the total number of shares of Common Stock (i) reserved under the Plan, (ii) for which Awards may be granted to an individual Participant, and (iii) covered by outstanding Awards; (b) the stock prices related to outstanding Awards; and (c) the appropriate Fair Market Value and other price determination for such Awards. No fractional shares of Common Stock shall be issued under the Plan resulting from any such adjustment, but the Committee in its discretion may make a cash payment in lieu of fractional shares."

B. The effective date of this amendment shall be October 16, 2006.

C. Except as amended herein, the Picis, Inc. 2000 Stock Option Plan is hereby confirmed in all other respects.

                                   PICIS, INC.
                             2000 STOCK OPTION PLAN
                                 AWARD AGREEMENT


                                     PART I

                         NOTICE OF GRANT OF STOCK OPTION

     We are pleased to inform you that you have been granted a Stock Option to purchase shares of Common Stock of PICIS, Inc., subject to the terms and conditions of the PICIS, Inc. 2000 Stock Option Plan (the "Plan") and of this Award Agreement. Unless otherwise defined herein, all terms used in this Award Agreement shall have the same meanings as set forth in the Plan.

     Award Number:

     Date of Award:

     Exercise price per share:

     Total number of shares:

     Total exercise price:

     1. INCENTIVE STOCK OPTIONS. It is intended that all or a portion of the Stock Option that vests in any calendar year shall qualify as an incentive stock option pursuant to Section 422 of the Code to the extent it meets the requirements thereof, including the $100,000 per year limitation contained in Code Section 422(d).

     2. VESTING SCHEDULE. The Stock Option granted pursuant to this Award will vest according to the following schedule, PROVIDED, HOWEVER, that you must be employed by the Company on each vesting date for that portion of the Stock Option to vest:

  Number of Shares of Common Stock                  Vesting Date
--------------------------------------------------------------------------------




     3. ACCELERATED VESTING. If a Change in Control occurs while you are employed by the Company and either (a) the company acquiring the assets or stock of the Company does NOT assume the Company's obligations under this Award Agreement in their totality (other than adjustments to the number of shares and the exercise price which still maintain the economics of the Stock Option) as provided in Section 19 of the Plan or (b) your employment is terminated by the acquiring or transferee company after the Change in Control, any unvested options will become immediately vested and exercisable upon the first to occur of subparagraphs (a) or (b).

     4. EXPIRATION DATE. In all events, and notwithstanding anything herein contained to the contrary, this Stock Option shall expire no later than DATE.

     By your signature and the signature of the Company's representative below, you and the Company agree that the Stock Option which has been awarded to you under this Award Agreement is subject to the terms and conditions of the Plan which is attached hereto as Exhibit A. As provided in the Plan, you hereby agree to accept as binding any decision of the Committee with respect to the interpretation of the Plan and this Award Agreement, or any other matters associated therewith. You further agree to notify the Company as soon as possible upon any change in your residential address. By your signature below, you certify that you do not hold more than 10% of the voting rights of any type of securities issued by the Company, and that consequently the Stock Option awarded pursuant to the Award Agreement may be considered an incentive stock option, if all of the requirements of Code Section 422 are met.

     By your signature below, you acknowledge the confidential nature of the grant made to you hereby, and you agree not to disclose to any person (other than those members of the company's management charged with the administration of the Plan and to your independent legal, tax and financial advisors provided they abide by this paragraph) the number of shares subject to this Award and the vesting schedule pursuant to which such shares may be purchased. You further agree that any disclosure made by you in violation of this paragraph may, at the Company's option, result in your forfeiture of this Award.

     IN WITNESS WHEREOF, the Company has caused these presents to be executed as of DATE.

                                        PICIS, INC.



                                        By:
                                            ------------------------------------
                                            Todd Cozzens
                                            INSERT AUTO SIG


     The undersigned Participant hereby accepts the foregoing Stock Option and agrees to the several terms and conditions of this Award Agreement and of the Plan.



                                        ----------------------------------------
                                        [typed name]

                                   PICIS, INC.
                             2000 STOCK OPTION PLAN
                                 AWARD AGREEMENT


                                     PART II

                     TERMS AND CONDITIONS OF AWARD AGREEMENT

                                    ARTICLE I
                              AWARD OF STOCK OPTION

     1.1. GRANT OF STOCK OPTION. The Company hereby grants to the Participant named in the Notice of Grant attached hereto as Part I of this Award Agreement a Stock Option giving the right to purchase all or any part of the aggregate number of shares of Common Stock as set forth in the Notice of Grant, at the exercise price per share set forth in the Notice of Grant, subject to the terms and conditions of the PICIS, Inc. 2000 Stock Option Plan.

     1.2 TIME LIMITATIONS ON EXERCISE OF STOCK OPTION. Except as otherwise provided in the Plan, and subject to Section 1.3., below, the Stock Option granted pursuant to this Award Agreement is exercisable, in whole or in part, from the vesting date to the expiration date as set forth in the Notice of Grant. In all events, the Stock Option will become fully vested and immediately exercisable if the Participant is employed by the Company or its affiliates, or if the Participant is currently serving as a director on the Board, upon a Change in Control.

     1.3 TERMINATION OF EMPLOYMENT. The Stock Option shall be exercisable upon the termination of the Participant's employment relationship with the Company and its affiliates or upon the Participant's ceasing to serve as a director on the Board only in the manner and to the extent provided in Section 11 of the Plan, as modified herein. This Stock Option, to the extent vested on termination of employment or service as a director, shall remain exercisable for a period of six (6) months after the Participant's death or Disability as defined in Section 11(b) of the Plan. In all other cases, the Stock Option, to the extent vested on termination of employment or service as a director, shall be exercisable for ninety (90) days following the termination of the Participant's employment or service for any reason other than Cause. If a Participant's employment or service is terminated for Cause, the Stock Option shall expire immediately. Any unvested portion of this Stock Option shall expire immediately upon Participant's termination of employment for any reason. In all events, and notwithstanding anything herein contained to the contrary, this Stock Option shall expire no later than the expiration date as indicated in the Notice of Grant.

     1.4. METHOD OF EXERCISING STOCK OPTION. The Stock Option may be exercised in whole or in part by delivery to the Company, at its offices in Wakefield, MA, of (a) a written notice in the form attached hereto as EXHIBIT B identifying the Stock Option and stating the number of shares with respect to which it is being exercised, and (b) payment in full of the exercise price of the shares then being acquired in the form permitted by Section 1.5 of this Award Agreement. The written notice shall be signed by the Participant and shall be delivered to the Company in person, by certified mail with return receipt requested, or by facsimile to be immediately confirmed by certified mail with return receipt requested. The Company shall have the right to delay the issue or delivery of any shares to be delivered hereunder until (a) the completion of such registration or qualification of such shares under federal, state or foreign law, ruling or regulation as the Company shall deem to be necessary or advisable, (b) receipt from the Participant of such documents and information as the Company may deem necessary or appropriate in connection with such registration or qualification or the issuance of shares hereunder, and (c) arrangements satisfactory to the Company have been made with regard to any tax withholding obligations the Company believes is required as a result of the exercise of the Stock Option.

     1.5. METHODS OF PAYMENT. Payment of the exercise price for the shares of Common Stock which are being purchased pursuant to the exercise of the Stock Option shall be made using any of the following means of payment, at the election of the Participant:

            (1) wire transfer;

            (2) check;

            (3) a tender of shares of Common Stock, either directly or by attestation, which have been held by the Participant for more than six months and have not been used within the prior six-month period to exercise a Stock Option, valued at Fair Market Value on the date of exercise; or

            (4) any combination of the foregoing means of payment.

     1.6. PROHIBITIONS AGAINST TRANSFER. The Stock Option, and the rights and privileges conferred hereby, may not be transferred, assigned, pledged or hypothecated in any way (whether by operation of law or otherwise) by the Participant, or be subject to execution, attachment or similar process, and shall be exercisable only by the Participant, except as provided in Section 11(b) of the Plan.

     1.7. PARTICIPANT'S REPRESENTATIONS. In the event the shares have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), at the time this Stock Option is exercised, the Participant shall, if required by the Company, concurrently with the exercise of all or any portion of this Stock Option, deliver to the Company his or her Investment Representation Statement in form attached hereto as EXHIBIT B.

     1.8. LOCK-UP PERIOD. If so requested by the Company or any representative of the underwriters (the "Managing Underwriter") in connection with any registration of the offering of any securities of the Company under the Securities Act, the Participant shall not sell or otherwise transfer any shares or other securities of the Company during the 180-day period (or such other period as may be requested in writing by the Managing Underwriter and agreed to in writing by the Company) (the "Market Standoff Period") following the effective date of a registration statement of the Company filed under the Securities Act. Such restriction shall apply only to the first registration statement of the Company to become effective under the Securities Act that includes securities to be sold on behalf of the Company to the public in an underwritten public offering under the Securities Act. The Company may impose stop-transfer instructions with respect to securities subject to the foregoing restrictions until the end of such Market Standoff Period.

                                   ARTICLE II
                                  MISCELLANEOUS

     2.1. PROVISIONS OF THE PLAN CONTROL. This Award Agreement shall be governed by the provisions of the Plan, the terms and conditions of which are incorporated herein by reference. In the event that the provisions of this Award Agreement and the Plan conflict, the Plan shall control. The Plan empowers the Committee to make interpretations, rules and regulations thereunder, and, in general, provides that determinations of such Committee with respect to the Plan shall be binding upon the Participant.

     2.2. TAXES. The Company may require payment or reimbursement of or may withhold any tax that it believes is required as a result of the exercise of the Stock Option, and the Company may defer making delivery with respect to shares for which the Stock Option was exercised until arrangements satisfactory to the Company have been made with respect to such withholding obligations.

     2.3. NOTICES. Any notice to be given to the Company under the terms of this Award Agreement shall be given in writing to the Company in care of its Secretary at 100 Quannapowitt Parkway, Suite 405, Wakefield MA 01880. Any notice to be given to the Participant may be addressed to him at his address as it appears on the payroll or other records of the Company or any affiliate thereof. Any such notice shall be deemed to have been duly given if and when actually received by the party to whom it is addressed, as evidenced by a written receipt to that effect.

     2.4. GOVERNING LAW. This Award Agreement and all questions arising hereunder or in connection herewith shall be determined in accordance with the laws of the State of Delaware, without giving effect to the principles of conflicts of laws.

                                   PICIS, INC.
                             2000 STOCK OPTION PLAN
                                 AWARD AGREEMENT


                                     PART I

                         NOTICE OF GRANT OF STOCK OPTION

     We are pleased to inform you that you have been granted a Stock Option to purchase shares of Common Stock of PICIS, Inc., subject to the terms and conditions of the PICIS, Inc. 2000 Stock Option Plan (the "Plan") and of this Award Agreement. Unless otherwise defined herein, all terms used in this Award Agreement shall have the same meanings as set forth in the Plan.

     Award Number:

     Date of Award:

     Exercise price per share:

     Total number of shares:

     Total exercise price:

     1. NONQUALIFIED STOCK OPTION. The Stock Option granted pursuant to this Award is intended to be a nonqualified stock option and therefore, shall not qualify as an incentive stock option pursuant to Section 422 of the Code.

     2. VESTING SCHEDULE. The Stock Option granted pursuant to this Award is immediately vested.

     3. EXPIRATION DATE. In all events, and notwithstanding anything herein contained to the contrary, this Stock Option shall expire no later than DATE [FIVE YEARS FROM DATE OF AWARD]

     By your signature and the signature of the Company's representative below, you and the Company agree that the Stock Option which has been awarded to you under this Award Agreement is subject to the terms and conditions of the Plan which is attached hereto as Exhibit A. As provided in the Plan, you hereby agree to accept as binding any decision of the Committee with respect to the interpretation of the Plan and this Award Agreement, or any other matters associated therewith. You further agree to notify the Company as soon as possible upon any change in your residential address.

     IN WITNESS WHEREOF, the Company has caused these presents to be executed as of DATE.

                                        PICIS, INC.


                                        By:
                                            ----------------------------------
                                            Todd Cozzens
                                            INSERT AUTO SIG


     The undersigned Participant hereby accepts the foregoing Stock Option and agrees to the several terms and conditions of this Award Agreement and of the Plan.



                                        ---------------------------------------
                                        [typed name]

                                   PICIS, INC.
                             2000 STOCK OPTION PLAN
                                 AWARD AGREEMENT


                                     PART II

                     TERMS AND CONDITIONS OF AWARD AGREEMENT

                                    ARTICLE I
                              AWARD OF STOCK OPTION

     1.1. GRANT OF STOCK OPTION. The Company hereby grants to the Participant named in the Notice of Grant attached hereto as Part I of this Award Agreement a Stock Option giving the right to purchase all or any part of the aggregate number of shares of Common Stock as set forth in the Notice of Grant, at the exercise price per share set forth in the Notice of Grant, subject to the terms and conditions of the PICIS, Inc. 2000 Stock Option Plan.

     1.2 TIME LIMITATIONS ON EXERCISE OF STOCK OPTION. Except as otherwise provided in the Plan, the Stock Option granted pursuant to this Award Agreement is exercisable, in whole or in part, from the vesting date to the expiration date as set forth in the Notice of Grant.

     1.3. METHOD OF EXERCISING STOCK OPTION. The Stock Option may be exercised in whole or in part by delivery to the Company, at its offices in Wakefield, MA, of (a) a written notice in the form attached hereto as EXHIBIT B identifying the Stock Option and stating the number of shares with respect to which it is being exercised, and (b) payment in full of the exercise price of the shares then being acquired in the form permitted by Section 1.4 of this Award Agreement. The written notice shall be signed by the Participant and shall be delivered to the Company in person, by certified mail with return receipt requested, or by facsimile to be immediately confirmed by certified mail with return receipt requested. The Company shall have the right to delay the issue or delivery of any shares to be delivered hereunder until (a) the completion of such registration or qualification of such shares under federal, state or foreign law, ruling or regulation as the Company shall deem to be necessary or advisable, (b) receipt from the Participant of such documents and information as the Company may deem necessary or appropriate in connection with such registration or qualification or the issuance of shares hereunder, and (c) arrangements satisfactory to the Company have been made with regard to any tax withholding obligations the Company believes is required as a result of the exercise of the Stock Option.

     1.4. METHODS OF PAYMENT. Payment of the exercise price for the shares of Common Stock which are being purchased pursuant to the exercise of the Stock Option shall be made using any of the following means of payment, at the election of the Participant:

            (1) wire transfer;

            (2) check;

            (3) a tender of shares of Common Stock, either directly or by attestation, which have been held by the Participant for more than six months and have not been used within the prior six-month period to exercise a Stock Option, valued at Fair Market Value on the date of exercise; or

            (4) any combination of the foregoing means of payment.

     1.5. PROHIBITIONS AGAINST TRANSFER. The Stock Option, and the rights and privileges conferred hereby, may not be transferred, assigned, pledged or hypothecated in any way (whether by operation of law or otherwise) by the Participant, or be subject to execution, attachment or similar process, and shall be exercisable only by the Participant, except as provided in Section 11(b) of the Plan.

     1.6. PARTICIPANT'S REPRESENTATIONS. In the event the shares have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), at the time this Stock Option is exercised, the Participant shall, if required by the Company, concurrently with the exercise of all or any portion of this Stock Option, deliver to the Company his or her Investment Representation Statement in form attached hereto as EXHIBIT C.

     1.7. LOCK-UP PERIOD. If so requested by the Company or any representative of the underwriters (the "Managing Underwriter") in connection with any registration of the offering of any securities of the Company under the Securities Act, the Participant shall not sell or otherwise transfer any shares or other securities of the Company during the 180-day period (or such other period as may be requested in writing by the Managing Underwriter and agreed to in writing by the Company) (the "Market Standoff Period") following the effective date of a registration statement of the Company filed under the Securities Act. Such restriction shall apply only to the first registration statement of the Company to become effective under the Securities Act that includes securities to be sold on behalf of the Company to the public in an underwritten public offering under the Securities Act. The Company may impose stop-transfer instructions with respect to securities subject to the foregoing restrictions until the end of such Market Standoff Period.

                                   ARTICLE II
                                  MISCELLANEOUS

     2.1. PROVISIONS OF THE PLAN CONTROL. This Award Agreement shall be governed by the provisions of the Plan, the terms and conditions of which are incorporated herein by reference. In the event that the provisions of this Award Agreement and the Plan conflict, the Plan shall control. The Plan empowers the Committee to make interpretations, rules and regulations thereunder, and, in general, provides that determinations of such Committee with respect to the Plan shall be binding upon the Participant.

     2.2. TAXES. The Company may require payment or reimbursement of or may withhold any tax that it believes is required as a result of the exercise of the Stock Option, and the Company may defer making delivery with respect to shares for which the Stock Option was exercised until arrangements satisfactory to the Company have been made with respect to such withholding obligations.

     2.3. NOTICES. Any notice to be given to the Company under the terms of this Award Agreement shall be given in writing to the Company in care of its Secretary at 100 Quannapowitt Parkway, Suite 405, Wakefield MA 01880. Any notice to be given to the Participant may be addressed to him at his address as it appears on the records of the Company or any affiliate thereof. Any such notice shall be deemed to have been duly given if and when actually received by the party to whom it is addressed, as evidenced by a written receipt to that effect.

     2.4. GOVERNING LAW. This Award Agreement and all questions arising hereunder or in connection herewith shall be determined in accordance with the laws of the State of Delaware, without giving effect to the principles of conflicts of laws.

                                        3